Exhibit 99.4

RELATIONSHIP AGREEMENT

THIS RELATIONSHIP AGREEMENT (the “Agreement”) is made and entered into as of the 7th day of March, 2008, by and among TIB Financial Corp., a Florida corporation (the “Company”) and those individuals and entities who are parties to this Agreement by signing the signature page to this Agreement (collectively, the “Purchaser”).

PREAMBLE

The Purchaser currently is the beneficial owner of ____________ shares of Company Common Stock, which consists of ____________ shares owned as of the date of this Agreement and ______________ shares which are subject to a Common Stock Warrant (the “Warrant”) granted to the Purchaser.  These shares are referred to as the “Owned Shares.”  The Parties desire to enter into this Agreement to set forth their understanding regarding the acquisition by the Purchaser of additional shares of Company Common Stock over and above the Owned Shares.

In consideration of the above, and the mutual warranties, representations, covenants and agreements set forth herein, the Parties agree as follows:

ARTICLE ONE
DEFINITIONS

As used in this Agreement and any amendments hereto, the following terms shall have the following meanings respectively:

1.1           “1933 Act” shall mean the Securities Act of 1933, as amended, and “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.2           “Affiliate” shall have the meaning set forth in regulations of the Securities and Exchange Commission included in Rule 405 under the 1933 Act, or, if amended, then as amended and in effect at the time in question.

1.3           “Company Common Stock” shall mean the $.10 par value common stock of the Company and any security which is exchanged for such common stock in any transaction resulting from any recapitalization or any combination or merger or other transaction of the Company regardless of whether the Company is the surviving entity, if, immediately after consummation of such transaction, at least 66 2/3% of the shareholders of the resulting entity are shareholders who were shareholders of the Company prior to such transaction.

1.4           “Beneficial Owner” (and various derivations of such term such as “beneficially owns” and “beneficially owned”) shall have the meaning set forth in the regulations of the Securities and Exchange Commission in Rule 13d-3 under the 1934 Act, or, if amended, then as amended and in effect at the time in question; provided, that for purposes of this Agreement, any option, warrant, right, conversion privilege or arrangement to purchase, acquire or vote Company Common Stock regardless of the time period during or at which it may be exercised and regardless of the consideration paid shall be deemed to give the holder thereof beneficial ownership of the Company Common Stock to which it relates, except to the extent that such option, warrant, right, privilege or arrangement is, by its terms, no longer exercisable or convertible into shares of Company Common Stock due to the expiration thereof.  For purposes of determining the outstanding or percentage of outstanding Company Common Stock that may be owned for purposes of this Agreement, the beneficial ownership of a particular person or group shall be calculated and based upon the amount of (i) Company Common Stock that are issued and outstanding at the time in question and (ii) Company Common Stock not outstanding but which are subject to options, warrants, rights or conversion privileges as described in this Section and are owned by such person or group or combination of groups.  Any Company Common Stock which are subject to options, warrants, rights or conversion privileges as described in this Section and are owned by a particular person or group or combination of groups shall not be deemed to be outstanding for the purpose of determining the percentage of outstanding Company Common Stock owned by any other person or group or combination of groups.

1.5           “Purchaser Group” shall mean:  the Purchaser and any Affiliate of the Purchaser.

1.6           “Party” shall mean either the Company, on the one hand, or Purchaser, on the other hand, and “Parties” shall mean the Company and Purchaser.

ARTICLE TWO
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company.  The Company hereby represents and warrants to Purchaser as follows:

(a)           Organization, Standing and Authority.  The Company is a corporation in good standing under the laws of the State of Florida.  The Company has corporate power and authority to execute and deliver this Agreement and, subject to the conditions set forth in this Agreement, to perform its terms.

(b)           Authority.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company.  This Agreement represents a valid and binding obligation of the Company.

2.2           Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Company as follows:

(a)           Authority.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been duly and validly authorized by all necessary action in respect thereof on the part of the Purchaser.  This Agreement represents a valid and binding obligation of the Purchaser..

(b)           Ownership of Company Common Stock.  As of the date of this Agreement, Purchaser beneficially owns the Owned Shares.  As of the date of this Agreement no member of the Purchaser Group (i) except for the Warrant, has any right to acquire or vote, or to acquire the right to vote, any other Company Common Stock, whether pursuant to any outstanding warrant, option, right, call, or agreement or commitment of any character relating to Company Common Stock, or otherwise, or (ii) has any understanding which, if implemented, could lead to the acquisition or voting by any member of the Purchaser Group of any other Company Common Stock.

ARTICLE THREE
COVENANTS AND AGREEMENTS OF PURCHASER

Purchaser hereby covenants and agrees with the Company as follows:

3.1           Acquisition of Common Stock.  No member of the Purchaser Group shall, directly or indirectly, acquire, or acquire beneficial ownership of, any additional Company Common Stock, other than pursuant to dividends or distributions of Company Common Stock made on or to Company Common Stock, if the effect of such acquisition, calculated at the time of acquisition, would cause the aggregate Company Common Stock then so beneficially owned by the Purchaser Group (including the Owned Shares) to be more than 9.9% of the outstanding shares of Company Common Stock.  Notwithstanding the provision of this Section, no member of the Purchaser Group shall be obligated to dispose of any Company Common Stock if and to the extent the aggregate percentage ownership of the Purchaser Group is increased as a result of a recapitalization of the Company, or as a result of any options, warrants or other securities issued to all holders of Company Common Stock, or as a result of any repurchase or redemption of shares of Company Common Stock by the Company.

3.2           General Support.  From the date of this Agreement until such date as Purchaser no longer is a Beneficial Owner of any Company Common Stock, no member of the Purchaser Group shall, directly or indirectly: (i) initiate the solicitation of proxies with respect to any Company Common Stock; (ii) solicit proxies or “become a participant” in a “solicitation” (as such terms are defined in Regulation 14A under the 1934 Act) with respect to any Company Common Stock in opposition to the recommendation of the Board of Directors with respect to any matter; (iii) initiate a tender offer to acquire any Company Common Stock; (iv) initiate or institute any legal, regulatory or administrative actions or proceedings in any court of competent jurisdiction or appropriate regulatory or administrative body or agency with respect to Company, except with respect to the enforcement of this Agreement; or (v) make any public statements which are materially inconsistent with the positions taken by the Board of Directors while there is pending a “solicitation” (as such terms are defined in Regulation 14A under the 1934 Act) with respect to any Company Common Stock in opposition to the recommendation of the Board of Directors with respect to any matter or while there is pending any announcement by a party of an intention to initiate, or the initiation, of a tender offer to acquire any Company Common Stock.  The parties understand and agree that the provisions of Section 3.2(iv) shall not preclude any Purchaser from instituting any legal action or proceeding in any court of competent jurisdiction (i) to enforce the Purchaser’s rights as a shareholder or Warrantholder, including the Purchaser’s rights under that certain Registration Rights Agreement of even date between the Company and the Purchaser, (ii) arising out of ordinary banking transactions between any subsidiary bank of TIB and the Purchaser, (iii) brought by the Purchaser in a fiduciary capacity on behalf of other Purchasers or other entities holding shares of Company Common Stock, or (iv) brought by the Purchaser in a fiduciary capacity as a director of the Company.  The parties understand and agree that the provisions of Section 3.2(v) shall not apply to any public statements made by a Purchaser following consultation with legal counsel for such Purchaser that such statements are consistent with such Purchaser’s fiduciary duties under law.  The provisions of this Section 3.2 shall not be applicable during those periods prior to the termination of this Agreement at such times when the beneficial ownership of shares of Company Common Stock by the Purchaser Group is less than 5% of the outstanding shares of Company Common Stock .

ARTICLE FOUR
ADDITIONAL AGREEMENTS

4.1           Further Assurances.  From time to time after the execution of this Agreement, as and when requested by the Company, the Parties shall take or cause to be taken such further or other action as shall be necessary to carry out the purposes of this Agreement.

ARTICLE FIVE
TERM OF AGREEMENT

5.1           Termination.  This Agreement may be terminated:

(a)           by the mutual written agreement of all of the Parties;

(b)           by Purchaser or by the Company if the other Party fails to observe its obligations under this Agreement in any material respect; or

(c)           by Purchaser upon the closing date of an Acquisition.  For purposes of this Agreement, the term “Acquisition” shall mean (a) a merger in which the Company is not the surviving entity or a sale by the Company or TIB Bank of all or substantially all of its assets, (b) the acquisition by any individual or group (other than the Company) of TIB Bank by means of a merger, consolidation or purchase of 80% or more of its outstanding shares, or (c)  the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company.  The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Securities Exchange Act of 1934 and the regulations and rules thereunder.  For purposes of this Agreement, where an Acquisition results from a series of related transactions, the Acquisition shall be deemed to have occurred on the date of the consummation of the first such transaction.

5.2           Survival of Covenants.  If this Agreement terminates pursuant to Section 5.1 of this Agreement, from and after the date of such termination, none of the Parties shall have any continuing liability or obligation to perform any of their covenants or agreements pursuant to this Agreement.

5.3           Remedies.  The Parties recognize and hereby acknowledge that it may be difficult to accurately measure the amount of damages that would result to a Party by reason of a failure of any of the other Parties to perform any of the obligations imposed on it by this Agreement.  The Parties accordingly agree that each such Party who has not elected to terminate this Agreement shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, in addition to any other remedies to which such Party may be entitled at law or in equity in accordance with this Agreement.

ARTICLE SIX
MISCELLANEOUS

6.1           Notices.  Any notices or other communications required or permitted under this Agreement shall be effective only if it is in writing and delivered personally, by facsimile transmission, or by registered or certified mail, postage prepaid, addressed as follows:

Company:	TIB Financial Corp. 599 9th Street North, Suite 101 Naples, FL 34102-5624 Attention: Edward V. Lett President and Chief Executive Officer

Purchasers:	to such addresses as are on the stock record books of TIB, or such other address as the Purchasers provide through written notice to TIB or such other address as shall be furnished in writing by any of the Parties.  Any such notice or communication shall be deemed to have been given as of the date so personally delivered or, if mailed, upon the date received.

6.2           Amendments.  This Agreement may be amended by a subsequent writing signed by all of the Parties upon the approval of each of the Parties.

6.3           Counterparts.  This Agreement may be executed in one or more counterparts all of which shall be one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each of the other Parties.

6.4           Headings.  The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

6.5           Successors and Assigns.  All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by heirs or devisees to Purchaser and by any successor to the Company that does not cause this Agreement to be terminated pursuant to the terms of Section 5.1 of this Agreement; provided, however, that, notwithstanding anything herein to the contrary, Purchaser and any other member of the Purchaser Group may in any event sell, transfer or otherwise dispose of Company Common Stock owned by them to third parties who are not members of the Purchaser Group and upon such disposition the obligations of this Agreement shall remain applicable to Purchaser but such third parties shall receive such securities free of any obligations and restrictions contained in this Agreement.  Except as otherwise provided in this Section 6.5, any assignment of the rights and obligations of the Parties under this Agreement shall be effective upon a written agreement signed by all the Parties.

6.6           Enforceability.  In the event any term or provision of this Agreement is deemed to be invalid or unenforceable, this entire Agreement shall be deemed to be invalid or unenforceable and be of no further force and effect.

6.7           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, except to the extent that the laws of the United States apply.

6.8           Venue.  The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court situated in Collier County, Florida, and the parties agree to the personal jurisdiction of such courts.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees, court costs and expenses, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed and delivered as of the date above written.

TIB FINANCIAL CORP.

By: ______________________________________
Its:   _____________________________________

PURCHASER:

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